Exhibit 10.3

INTELLECTUAL PROPERTY MATTERS AGREEMENT

BY AND AMONG

BECTON, DICKINSON AND COMPANY,

WATERS CORPORATION

AND

AUGUSTA SPINCO CORPORATION

DATED AS OF FEBRUARY 9, 2026

TABLE OF CONTENTS

		Page

ARTICLE I

DEFINITIONS AND INTERPRETATION

Section 1.1	Definitions	1
Section 1.2	Other Definitions	4

ARTICLE II

INTELLECTUAL PROPERTY LICENSES

Section 2.1	License to SpinCo Licensees of Company Licensed Patents	4
Section 2.2	License to Company Licensees of SpinCo Licensed Patents	5
Section 2.3	License to SpinCo Licensees of Company Licensed Other IP	5
Section 2.4	License to Company Licensees of SpinCo Licensed Other IP	5
Section 2.5	License to SpinCo for Specified Virtual Field Tools	5
Section 2.6	Rights of Subsidiaries	5
Section 2.7	Sublicensing	6
Section 2.8	No Other Rights	6

ARTICLE III

ADDITIONAL TERMS

Section 3.1	Bankruptcy Rights	6
Section 3.2	Confidentiality	7
Section 3.3	Improvements	7

ARTICLE IV

NO REPRESENTATIONS OR WARRANTIES; LIABILITY

Section 4.1	No Other Representations or Warranties	8
Section 4.2	General Disclaimer	8
Section 4.3	Limitation of Liability	8

ARTICLE V

TERM

Section 5.1	Term and Termination	9
Section 5.2	Survival	9

i

SCHEDULES & EXHIBITS

Schedule I	Exclusively Licensed Patents
Exhibit A	Specified Virtual Field Tools

ii

INTELLECTUAL PROPERTY MATTERS AGREEMENT

This INTELLECTUAL PROPERTY MATTERS AGREEMENT (this “Agreement”), dated as of February 9, 2026 (the “Effective Date”), is entered into by and among Becton, Dickinson and Company, a New Jersey corporation (“Company”), Augusta SpinCo Corporation, a Delaware corporation (“SpinCo”) and Waters Corporation, a Delaware corporation (“RMT Partner” and, together with the Company and SpinCo, the “Parties,” and each, individually, a “Party”).

R E C I T A L S:

WHEREAS, the Company, RMT Partner, and SpinCo are parties to that certain Separation Agreement, dated as of July 13, 2025 (the “Separation Agreement”) (capitalized terms used but not defined herein shall have the meaning given to such terms in the Separation Agreement), pursuant to which, subject to the terms and conditions set forth therein, the Company has agreed to transfer, and cause certain of its Subsidiaries to transfer, to the SpinCo Group, and SpinCo has agreed to accept and assume from the Company and such Subsidiaries, the SpinCo Assets and the SpinCo Liabilities (the “Separation”);

WHEREAS, the Company, RMT Partner, SpinCo and Beta Merger Sub, Inc., a Delaware corporation and wholly owned Subsidiary of RMT Partner, are parties to that certain Agreement and Plan of Merger, dated as of July 13, 2025 (the “Merger Agreement” and, together with the Separation Agreement, the “Separation and Merger Agreements”), pursuant to which, subject to the terms and conditions set forth therein, Merger Sub will merge with and into SpinCo, with SpinCo surviving the merger as a wholly owned Subsidiary of RMT Partner;

WHEREAS, to facilitate and provide for an orderly transition in connection with the Separation, Company Licensors wish to grant to SpinCo Licensees licenses to certain Company Licensed Patents and Company Licensed Other IP, and SpinCo Licensors wish to grant to Company Licensees, licenses to certain SpinCo Patents and SpinCo Other IP, in each case, as and to the extent set forth herein; and

WHEREAS, this Agreement is a “Transaction Document” pursuant to the Separation and Merger Agreements.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

Section 1.1 Definitions. As used herein, the following terms have the meanings set forth below. Capitalized terms that are not defined in this Agreement have the meanings set forth in the Separation Agreement.

(a) “Affiliate” has the meaning set forth in the Separation Agreement.

(b) “Change of Control” means, with respect to a Party: (i) a merger or consolidation of such Party with a Third Party, but only if the voting securities of such Party outstanding immediately prior thereto (or, if such voting securities are converted or exchanged in such merger or consolidation, any securities into which such voting securities have been converted or exchanged) neither represents (x) at least fifty percent (50%) of the combined voting power of the surviving entity of such merger or consolidation nor (y) at least fifty percent (50%) of the ultimate parent of such surviving entity immediately after such merger or consolidation; (ii) a transaction or series of related transactions (other than a merger or consolidation, which is addressed in clause (i)) in which a Third Party, together with its Affiliates, becomes the beneficial owner of fifty percent (50%) or more of the combined voting power of the outstanding securities of such Party; or (iii) the sale or other transfer to a Third Party, directly or indirectly, of all or substantially all of such Party’s assets or business to which the subject matter of this Agreement relates.

(c) “Combined Product” means any product or service of a Licensee in the applicable Licensee Field, using, implementing, or incorporating all or any portion of any product of the applicable Licensee Business, or any feature, functionality, or technology thereof.

(d) “Company Business” has the meaning set forth in the Separation Agreement.

(e) “Company Field” means the field of the Company Business as of the Distribution Date, including any improvements, enhancements, or natural evolutions or extensions thereof.

(f) “Company Licensed Other IP” means the Intellectual Property Rights (other than Patents, Marks, and Internet Properties) that are owned or Controlled by Company Licensors as of immediately after the Distribution and (i) embodied in or by any of the SpinCo Technology or (ii) were used in or practiced in connection with the SpinCo Business during the twelve (12) months prior to the Distribution Date.

(g) “Company Licensed Patents” means (i)(A) the Patents set forth in Schedule I (the “Exclusively Licensed Patents”), and the Patents owned by the Company Licensors as of the Distribution Date and Practiced by the operation of the SpinCo Business in the twelve (12) months prior to the Distribution Date, (B) any Patent that issues after the Effective Date that claims priority to any Patent in clauses (A), and (C) any foreign counterparts to any of the foregoing, and (ii) any Patents Controlled by the Company Licensors as of the Distribution Date and Practiced by the SpinCo Business in the twelve (12) months prior to the Distribution Date.

(h) “Company Licensees” means the Company and its current and future Subsidiaries but only for so long as such Person is a Subsidiary of the Company accordance with Section 2.6.

(i) “Company Licensors” means the Company and its Subsidiaries as of the Effective Date.

(j) “Company Technology” means any and all Technology, including any know-how or knowledge of any employees of the Company Business, used, held for use, or practiced in, or necessary for, or incorporated or embodied in, the operation or products of the Company Business.

(k) “Controlled” means, with respect to any Intellectual Property Rights (other than Marks and Internet Properties) owned by a third party as of the Distribution Time, the applicable Licensor has the ability to grant a license or other rights in, to or under such Intellectual Property Rights on the terms and conditions set forth herein without violating any Contract between such Licensor and such third party in effect as of the Distribution Time and without payment or the granting of any additional consideration for the grant of such license.

(l) “Licensee(s)” means the Company Licensees or the SpinCo Licensees, as applicable, in their capacities as the licensees or grantees of the licenses or rights granted to them by the SpinCo Licensors or the Company Licensors, as applicable, pursuant to Article II.

(m) “Licensee Field” means (i) with respect to the Company Licensees, the Company Field, or (ii) with respect to the SpinCo Licensees, the SpinCo Field.

(n) “Licensee Business” means (i) with respect to the Company Licensees, the Company Business, or (ii) with respect to the SpinCo Licensees, the SpinCo Business.

(o) “Licensor(s)” means the Company Licensors or the SpinCo Licensors, as applicable, in their capacities as the licensors or grantors of any licenses or rights granted to the SpinCo Licensees or the Company Licensees, as applicable, pursuant to Article II.

(p) “Practiced” means, with respect to a Patent, to engage in conduct that, absent ownership of such Patent, or a license under such Patent of the scope set forth in Section 2.1, would infringe a claim of such Patent.

(q) “SpinCo Business” has the meaning set forth in the Separation Agreement.

(r) “SpinCo Field” the field of the SpinCo Business as of the Distribution Date, together with any improvements, enhancements, or natural evolutions or extensions thereof.

(s) “SpinCo Licensed Other IP” means the (a) SpinCo Intellectual Property and (b) Intellectual Property Rights Controlled by the SpinCo Group as of the Distribution Date (in each case, other than Patents, Marks, and Internet Properties) that are (i) embodied in or by any Company Technology or (ii) used in or practiced in connection with the Company Business in the twelve (12) months prior to the Distribution Date.

(t) “SpinCo Licensed Patents” means (i)(A) the Patents included in the SpinCo Intellectual Property, (B) any Patent that issues after the Effective Date that claims priority to any Patent in clauses (B), and (C) any foreign counterparts to any of the foregoing, and (ii) any Patents Controlled by SpinCo Licensors as of the Distribution Date.

(u) “SpinCo Licensees” means RMT Partner and its current and future Subsidiaries (including SpinCo) but only for so long as such Person is a Subsidiary of RMT Partner in accordance with Section 2.6.

(v) “SpinCo Licensors” means the SpinCo Group and any other Person acquiring Intellectual Property (or rights therein) under the Separation Agreement, Merger Agreement or any other Transaction Document.

(w) “Specified Virtual Field Tools” has the meaning set forth in Exhibit A attached hereto.

(x) “Subsidiary” has the meaning set forth in the Separation Agreement.

Section 1.2 Other Definitions. As used herein, the following terms have the meanings set forth in the Sections set forth below.

Term	Section
Acquired Business	Section 6.4
Acquired Party	Section 6.4
Acquiring Party	Section 6.4
Agreement	Preamble
Bankruptcy Code	Section 3.1
Effective Date	Preamble
Exclusively Licensed Patents	Section 1.1(f)
Merger Agreement	Recitals
Party	Preamble
RMT Partner	Preamble
Separation	Recitals
Separation Agreement	Recitals
Separation and Merger Agreements	Recitals
SpinCo	Preamble

ARTICLE II

INTELLECTUAL PROPERTY LICENSES

Section 2.1 License to SpinCo Licensees of Company Licensed Patents. The Company Licensors agree to grant, and hereby grant, to the SpinCo Licensees a worldwide, fully paid, royalty-free, irrevocable, non-exclusive, non-transferable (except as set forth in Section 6.4), non-sublicensable (except as set forth in Section 2.7) license under the Company Licensed Patents to use, make, have made, sell, offer for sale or import any Combined Products or other products of the SpinCo Business, provide any service in respect of the SpinCo Business, and practice any method or process claimed under the Company Licensed Patents in connection with the SpinCo Business (including any improvements, enhancements, or natural evolutions or extensions thereof), in each case, only in the SpinCo Field; provided, that the foregoing license, solely with respect to the Exclusively Licensed Patents, shall be exclusive (including as to Company Licensors) solely for devices and systems developed specifically for drawing blood from a patient into a blood culture tube.

Section 2.2 License to Company Licensees of SpinCo Licensed Patents. The SpinCo Licensors agree to grant, and hereby grant, to the Company Licensees a worldwide, fully paid, royalty-free, irrevocable, non-exclusive, non-transferable (except as set forth in Section 6.4), non-sublicensable (except as set forth in Section 2.7) license under the SpinCo Licensed Patents to use, make, have made, sell, offer for sale or import any Combined Products or other product of the Company Business, provide any service in respect of the Company Business, and practice any method or process claimed under the SpinCo Licensed Patents in connection with the Company Business (including any improvements, enhancements, or natural evolutions or extensions thereof), in each case, only in the Company Field.

Section 2.3 License to SpinCo Licensees of Company Licensed Other IP. The Company Licensors agree to grant, and hereby grant, to the SpinCo Licensees a worldwide, fully paid, royalty-free, irrevocable, non-exclusive, non-transferable (except as set forth in Section 6.4), non-sublicensable (except as set forth in Section 2.7) license under the Company Licensed Other IP to use, reproduce, distribute, disclose, make, modify, improve, display and perform, create derivative works of, and otherwise exploit any SpinCo Technology, Combined Products or other SpinCo Assets or otherwise operate the SpinCo Business (including any improvements, enhancements, or natural evolutions or extensions thereof), in each case, only in the SpinCo Field; provided that the foregoing license does not extend to Specified Virtual Field Tools or any Intellectual Property embodied therein that are subject to the license in Section 2.5.

Section 2.4 License to Company Licensees of SpinCo Licensed Other IP. The SpinCo Licensors agree to grant, and hereby grant, to the Company Licensees a worldwide, fully paid, royalty-free, irrevocable, non-exclusive, non-transferable (except as set forth in Section 6.4), non-sublicensable (except as set forth in Section 2.7) license under the SpinCo Licensed Other IP to use, reproduce, distribute, disclose, make, modify, improve, display and perform, create derivative works of, and otherwise exploit any Company Technology, Combined Products or other Company Assets or otherwise operate the Company Business (including any improvements, enhancements, or natural evolutions or extensions thereof), in each case, only in the Company Field.

Section 2.5 License to SpinCo for Specified Virtual Field Tools. Subject to the terms and conditions of this Agreement, Company Licensors agree to grant, and hereby grant, to the SpinCo Licensees the licenses to the Specified Virtual Field Tools in accordance with the terms set forth in Exhibit A.

Section 2.6 Rights of Subsidiaries.

(a) All rights and licenses granted in Section 2.1, Section 2.2, Section 2.3, Section 2.4 and Section 2.5 are granted to RMT Partner and Company as a Licensee, respectively, and to any entity that is a Subsidiary of such Licensee, but only for so long as such entity is a Subsidiary of the Licensee, and, except as set forth in Section 2.6(b), will terminate with respect to such entity when it ceases to be a Subsidiary of the Licensee.

(b) Notwithstanding the foregoing, if such entity ceases to be a Subsidiary of Licensee, including by way of a divestiture, spin-off, split-off or similar transaction, the licenses granted in Section 2.1, Section 2.2, Section 2.3, Section 2.4 and Section 2.5, as applicable, shall continue to apply to such Subsidiary, but only with respect to the line of business that it is engaged in at the effective time of such cessation as a Subsidiary of Licensee; provided that such entity or its successor agrees in writing to be bound by the terms and conditions of this Agreement, including any license limitations. In the event that such Subsidiary is acquired by a Third Party, the licenses granted herein will not extend to any products, business or operations of such Third Party that exist prior to the date of the consummation of such transaction.

Section 2.7 Sublicensing.

(a) The SpinCo Licensees and the Company Licensees may sublicense, through one or more tiers, the licenses and rights granted to them under Section 2.3 and Section 2.4, respectively, to a Third Party solely in connection with the operation of such Licensee’s business in the ordinary course, including in connection with the exploitation or licensing of its respective Technology, products and services; provided that (i) each Licensee shall, and shall cause its sublicensees to, comply with Section 3.2; (ii) each Licensee shall not disclose such Trade Secrets or confidential information of the other Party (including Technology that embodies such Trade Secrets or confidential information) to a Third Party, except in connection with the disclosure of such Party’s own confidential information or Trade Secrets of at least comparable importance and value; and (iii) each Licensee shall be responsible and liable hereunder for any act or omission of a sublicensee as if such act or omission were taken by Licensee directly.

(b) The SpinCo Licensees and the Company Licensees may sublicense, the Patents licensed to them under Section 2.1 and Section 2.2, respectively, (i) to a Third Party to exercise its “make” or “have made” rights only with respect to its own products, including private label or original equipment manufacturer (OEM) versions of such products, (ii) to any of their respective contractors, distributors, resellers, manufacturers, integrators, suppliers, end users, or customers, or any commercial partners or service providers included in the ordinary course of business in the supply chain of the operation of the applicable Licensee Business, use in connection with the respective Licensees’ products or services or in support of the applicable Licensees Business, and not for the independent use or benefit of such third parties. Notwithstanding the foregoing, the exclusive license granted to the SpinCo Licensees in Section 2.1 with respect to the Exclusively Licensed Patents shall be freely sublicenseable.

Section 2.8 No Other Rights. No Licensee shall exercise the respective Intellectual Property licensed to such Licensee in Section 2.1, Section 2.2, Section 2.3, Section 2.4 and Section 2.5, respectively, in a manner that violates any limitations on such license.

ARTICLE III

ADDITIONAL TERMS

Section 3.1 Bankruptcy Rights. All rights and licenses granted to a Party or its Subsidiaries as Licensee hereunder, are, for purposes of Section 365(n) of the United States Bankruptcy Code (the “Bankruptcy Code”), licenses of intellectual property within the scope of Section 101 of the Bankruptcy Code. The Licensors acknowledge that the Licensees, as licensees of such rights and licenses hereunder, will retain and may fully exercise all of their rights and elections under the Bankruptcy Code. Each Party irrevocably waives all arguments and defenses arising under 11 U.S.C. § 365(c)(1) or successor provisions to the effect that applicable Law excuses such Party from accepting performance from or rendering performance to a Person other than the debtor or debtor-in-possession as a basis for opposing assumption of this Agreement in a case under Chapter 11 of the Bankruptcy Code to the extent that such consent is required under 11 U.S.C. § 365(c)(1) or any successor statute.

Section 3.2 Confidentiality.

(a) Notwithstanding the transfer or disclosure of any Technology or grant or retention of any license to a Trade Secret or other proprietary right in confidential information to or by a Party hereunder, each Party agrees on behalf of itself and its Subsidiaries that (a) it (and each of its Subsidiaries) shall treat the Trade Secrets and confidential information licensed or disclosed to it by the other Party under this Agreement with at least the same degree of care as they treat their own similar Trade Secrets and confidential information, but in no event with less than reasonable care, and (b) neither Party (nor any of its Subsidiaries) may use or disclose such Trade Secrets or confidential information, as applicable, except in accordance with its respective license granted in Article II. Nothing herein will limit either Party’s ability to enforce its rights against any Third Party that misappropriates or attempts to misappropriate any Trade Secret or confidential information from it, regardless of whether it is an owner or licensee of such Trade Secret or confidential information. Notwithstanding the foregoing, each Party may disclose the Trade Secrets and confidential information of the other Party pursuant to a valid order or requirement of a court or government agency if: (i) such disclosing Party gives prompt written notice to the other Party to give such other Party the opportunity to prevent disclosure or protect its Trade Secrets and confidential information, and (ii) such disclosing Party shall reasonably cooperate with any efforts by the other Party to seek confidential treatment of the information to be disclosed; provided that such disclosure shall not affect the other Party’s obligations to treat the information as a Trade Secret or confidential information.

(b) Notwithstanding anything to the contrary contained herein, each Party acknowledges and agrees that the other Party’s confidentiality and security obligations with respect to Trade Secrets and confidential information set forth in this Agreement do not apply to any such Trade Secrets or confidential information that the recipient can demonstrate: (i) are publicly available or is otherwise in the public domain at the time of disclosure; (ii) become part of the public domain after disclosure by any means other than breach of this Agreement by the recipient; (iii) are obtained by the recipient, free of any obligations of confidentiality, from a third party who has a lawful right to disclose it; or (iv) is independently developed by the recipient by persons not having access to, or prior knowledge of, any such Trade Secrets or confidential information.

Section 3.3 Improvements. As between the Parties, each Party will retain all its right, title and interest, including all Intellectual Property Rights it may have or develop, in and to any improvements, enhancements, or modifications that are made by or on behalf of such Party, including in the exercise of the licenses granted to it under this Agreement, subject to the ownership of the other Party in the underlying Intellectual Property Rights and provided that the foregoing shall not be deemed or interpreted to grant or transfer any rights between the Parties. Unless otherwise agreed by the Parties in writing, neither Party shall have any obligation to disclose, provide or license to the other Party any improvements, enhancements, or modifications made by or for a Party.

ARTICLE IV

NO REPRESENTATIONS OR WARRANTIES; LIABILITY

Section 4.1 No Other Representations or Warranties. ALL LICENSES AND RIGHTS GRANTED HEREUNDER ARE GRANTED ON AN AS-IS BASIS WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND. NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, CUSTOM, TRADE, NON-INFRINGEMENT, NON-VIOLATION OR NON-MISAPPROPRIATION OF THIRD-PARTY INTELLECTUAL PROPERTY, ARE MADE OR GIVEN BY OR ON BEHALF OF A PARTY. ALL SUCH REPRESENTATIONS AND WARRANTIES, WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE, ARE HEREBY EXPRESSLY EXCLUDED AND DISCLAIMED; PROVIDED, THAT NOTHING IN THIS SECTION 4.1 SHALL SERVE IN ANY WAY TO LIMIT THE REPRESENTATIONS AND WARRANTIES MADE IN THE MERGER AGREEMENT WHICH SHALL BE SOLELY GOVERNED BY, AND SUBJECT TO THE LIMITATIONS AND REMEDIES SET FORTH IN, THE MERGER AGREEMENT.

Section 4.2 General Disclaimer. Nothing contained in this Agreement shall be construed as:

(a) a warranty or representation by either Party as to the validity, enforceability or scope of any Intellectual Property;

(b) an agreement by either Party to maintain any Intellectual Property in force;

(c) an agreement by either Party to bring or prosecute actions or suits against any Third Party for infringement of Intellectual Property or any other right, or conferring upon either Party any right to bring or prosecute actions or suits against any Third Party for infringement of Intellectual Property or any other right;

(d) conferring upon either Party by implication, estoppel or otherwise, any license or other right, except the licenses and rights expressly granted hereunder;

(e) conferring upon either Party any right to use in advertising, publicity or otherwise any Mark, trade name or names, or any contraction, abbreviation or simulations thereof, of the other Party; or

(f) an obligation to provide any technical information, know-how, consultation, technical services or other assistance or deliverables to the other Party.

Section 4.3 Limitation of Liability. IN NO EVENT SHALL EITHER PARTY, ITS AFFILIATES OR THEIR RESPECTIVE REPRESENTATIVES BE LIABLE TO THE OTHER PARTY UNDER THIS AGREEMENT FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR PUNITIVE, EXEMPLARY, SPECULATIVE OR SIMILAR DAMAGES IN ANY WAY RELATING TO OR ARISING FROM THIS AGREEMENT OR THE INTELLECTUAL PROPERTY LICENSED HEREIN.

ARTICLE V

TERM

Section 5.1 Term and Termination. Except as expressly set forth herein, the term of this Agreement shall commence on the Effective Date and shall continue until the expiration of the last-to-expire of the Intellectual Property licensed under this Agreement, if ever; provided that the term of the Patent licenses granted pursuant to Section 2.1 and Section 2.2, respectively, shall end upon the expiration of the last Patents licensed thereunder, respectively. The irrevocability of the licenses granted pursuant to Section 2.1, Section 2.2, Section 2.3, Section 2.4 and Section 2.5 shall not limit the availability of damages, specific performance or other legal or equitable remedies of the Parties.

Section 5.2 Survival. The terms and conditions of the following provisions will survive termination of this Agreement: Article I, Article IV, this Section 5.2 and Article VI. The termination of this Agreement will not relieve either Party of any Liability under this Agreement that accrued prior to such termination.

ARTICLE VI

MISCELLANEOUS

Section 6.1 No Obligation. Nothing set forth herein shall restrict a Licensor from transferring, assigning, pledging, or licensing any Intellectual Property owned by it and licensed to a Licensee hereunder; provided that any sale, transfer, or assignment or exclusive license of any Intellectual Property licensed to a Licensee hereunder shall be subject to the licenses granted in this Agreement.

Section 6.2 Amendment and Waivers. This Agreement may not be modified or amended, except by an instrument or instruments in writing signed by the Party against whom enforcement of any such modification or amendment is sought. Any Party may, only by an instrument in writing, waive compliance by the other Party with any term or provision of this Agreement on the part of such other Party to be performed or complied with. The waiver by any Party of a breach of any term or provision of this Agreement shall not be construed as a waiver of any subsequent breach. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

Section 6.3 Notices. All notices, requests, claims, demands or other communications under this Agreement shall be in writing and shall be given or made (and, except as provided herein, shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service, by certified mail, return receipt requested, by facsimile, or by electronic mail (“e-mail”), so long as confirmation of receipt of such facsimile or e-mail is requested and received, to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 6.3):

(a) If to Company (or any of its Subsidiaries in their capacity as either a Licensor or a Licensee):

Becton, Dickinson and Company

1 Becton Drive

Franklin Lakes, New Jersey 07417

Telephone:  (201) 847-6800

Attention:   Joseph LaSala

       Chief Counsel—Transactions/M&A

E-mail:     [#####]

with a copy (which shall not constitute notice) to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, NY 10019

Telephone:  (212) 403-1000

Attention:   David K. Lam; Jenna E. Levine

E-mail:     DKLam@wlrk.com; JELevine@wlrk.com

(b) If to SpinCo (or any of its Subsidiaries in its capacity as either a Licensor or Licensee):

Augusta SpinCo Corporation

34 Maple Street

Milford, MA 01757

Telephone:  (508) 478-2000

Attention:   General Counsel

Email:     [#####]

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Ave

New York, NY 10022

Telephone:  (212) 446-4800

Attention:   Daniel E. Wolf; P.C.; David M. Klein, P.C.; Allie M. Wein, P.C., Steven M. Choi

E-mail:     daniel.wolf@kirkland.com; dklein@kirkland.com;

allie.wein@kirkland.com; steven.choi@kirkland.com

(c) If to RMT Partner (or any of its Subsidiaries in its capacity as either a Licensor or Licensee):

Waters Corporation

34 Maple Street

Milford, MA 01757

Telephone:  (508) 478-2000

Attention:   General Counsel

Email:     [#####]

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Ave

New York, NY 10022

Telephone:  (212) 446-4800

Attention:   Daniel E. Wolf; P.C.; David M. Klein, P.C.; Allie M. Wein, P.C., Steven M. Choi

E-mail:     daniel.wolf@kirkland.com; dklein@kirkland.com;

allie.wein@kirkland.com; steven.choi@kirkland.com

Any Party may, by notice to the other Party, change the address to which such notices are to be given or made.

Section 6.4 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Parties and their respective permitted successors and assigns; provided that neither this Agreement nor any of the rights and benefits of a Licensee Party hereunder may be assigned to, or assumed by, a Third Party (whether by operation of Law or otherwise) without the express prior written consent of the other Party or as provided under Section 2.6. Notwithstanding the foregoing, no such consent shall be required for the assignment or assumption of a Party’s rights, licenses or obligations under Article II in whole or in relevant part, in connection with, or as a result of, a Change of Control of a Party (such Party, the “Acquired Party”) or the sale or other disposition of a substantial business, or substantial assets (such as product lines or service lines) of a business, of a Party or its Affiliates to which this Agreement relates (such business or assets, the “Acquired Business”); provided that the resulting, surviving or transferee Person or acquirer of the Acquired Business (the “Acquiring Party”) assumes all the applicable obligations of the Acquired Party by operation of Law or by express assignment, as the case may be. Any purported assignment in violation of this Section 6.4 shall be null and void.

Section 6.5 Severability. If any provision of this Agreement or the application thereof to any Person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to Persons or circumstances or in jurisdictions other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby. Upon such determination, the Parties shall negotiate in good faith in an effort to agree upon such a suitable and equitable provision to effect the original intent of the Parties.

Section 6.6 Governing Law; Jurisdiction and Forum; Waiver of Jury Trial.

(a) This Agreement shall be governed by, and construed and enforced in accordance with, the Laws of the State of Delaware, without regard to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware. The Parties expressly waive any right they may have, now or in the future, to demand or seek the application of a governing Law other than the Law of the State of Delaware. In addition, each of the Parties hereto irrevocably (i) submits to the personal jurisdiction of the Delaware Court of Chancery in and for New Castle County, or in the event (but only in the event) that such Delaware Court of Chancery does not have subject matter jurisdiction over such dispute, the United States District Court for the District of Delaware, or in the event (but only in the event) that such United States District Court also does not have jurisdiction over such dispute, any Delaware State court sitting in New Castle County (and in each case, appellate courts therefrom), in the event any dispute (whether in contract, tort or otherwise) arises out of this Agreement or the transactions contemplated hereby, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) waives any objection to the laying of venue of any Action relating to this Agreement or the transactions contemplated hereby in such court, (iv) waives and agrees not to plead or claim in any such court that any Action relating to this Agreement or the transactions contemplated hereby brought in any such court has been brought in an inconvenient forum, and (v) agrees that it will not bring any Action relating to this Agreement or the transactions contemplated hereby in any court other than the Delaware Court of Chancery in and for New Castle County, or in the event (but only in the event) that such Delaware Court of Chancery does not have subject matter jurisdiction over such Action, the United States District Court for the District of Delaware, or in the event (but only in the event) that such United States District Court also does not have jurisdiction over such Action, any Delaware State court sitting in New Castle County (and, in each case, appellate courts therefrom). Each Party agrees that service of process upon such Party in any such Action shall be effective if notice is given in accordance with Section 6.3.

(b) EACH PARTY TO THIS AGREEMENT WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OF THEM AGAINST THE OTHER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE SEPARATION AGREEMENT, THE TRANSACTION DOCUMENTS OR ANY OTHER AGREEMENTS EXECUTED IN CONNECTION HEREWITH OR THEREWITH OR THE ADMINISTRATION HEREOF OR THEREOF OR THE SALE OR ANY OF THE OTHER TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN. NO PARTY TO THIS AGREEMENT SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF, THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS OR ANY RELATED INSTRUMENTS. NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EACH PARTY TO THIS AGREEMENT CERTIFIES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS SET FORTH IN THIS SECTION 6.6(b). NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION 6.6(b) WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

Section 6.7 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by fax or other electronic method shall be as effective as delivery of a manually executed counterpart of this Agreement.

Section 6.8 Interpretation. In this Agreement, (a) words in the singular shall be deemed to include the plural and vice versa and words of one gender shall be deemed to include the other genders as the context requires; (b) the terms “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all of the Schedules, Annexes and Exhibits hereto) and not to any particular provision of this Agreement; (c) Article, Section, Exhibit, Annex and Schedule references are to the Articles, Sections, Exhibits, Annexes and Schedules to this Agreement unless otherwise specified; (d) unless otherwise stated, all references to any agreement shall be deemed to include the exhibits, schedules and annexes to such agreement; (e) the word “including” and words of similar import when used in this Agreement shall mean “including, without limitation,” unless otherwise specified; (f) the word “or” shall not be exclusive; (g) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”; (h) unless otherwise specified in a particular case, the word “days” refers to calendar days; (i) references to “business day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions are generally authorized or required by Law to close in the United States or Franklin Lakes, New Jersey; (j) references herein to this Agreement or any other agreement contemplated herein shall be deemed to refer to this Agreement or such other agreement as of the date on which it is executed and as it may be amended, modified or supplemented thereafter, unless otherwise specified; and (k) unless expressly stated to the contrary in this Agreement, all references to “the date hereof,” “the date of this Agreement,” “hereby” and “hereupon” and words of similar import shall all be references to February 9, 2026.

Section 6.9 No Third-Party Beneficiaries. This Agreement and the Schedules hereto are not intended to confer in or on behalf of any Person not a Party to this Agreement (and their successors and assigns), other than their Subsidiaries that are granted rights under this Agreement, any rights, benefits, causes of action or remedies with respect to the subject matter or any provision hereof.

Section 6.10 Entire Agreement. This Agreement, the Separation Agreement and the other Transaction Documents and the Exhibits, Schedules and appendices hereto and thereto contain the entire agreement between the Parties with respect to the subject matter hereof, supersede all previous agreements, negotiations, discussions, writings, understandings, commitments and conversations with respect to such subject matter, and there are no agreements or understandings between the Parties other than those set forth or referred to herein or therein. This Agreement, the Separation Agreement, and the other Transaction Documents govern the arrangements in connection with the Separation and the Distribution and would not have been entered into independently.

Section 6.11 Specific Performance. The Parties hereto agree that irreparable damage, for which monetary damages (even if available) would not be an adequate remedy, would occur in the event that the Parties hereto do not perform any provision of this Agreement in accordance with its specified terms or otherwise breach such provisions. Accordingly, the Parties acknowledge and agree that the Parties shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which they are entitled in Law or in equity; provided that such remedy does not include the termination of any license granted hereunder or otherwise impose and limits or restrictions on the scope of any such license that are in addition to those limits and restrictions set forth herein. Each of the Parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that the other Party has an adequate remedy at Law or that any award of specific performance is not an appropriate remedy for any reason at Law or in equity. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with such order or injunction.

Section 6.12 Relationship of the Parties. Nothing contained herein shall be deemed to create a partnership, joint venture or similar relationship between the Parties. Neither Party is the agent, employee, joint venturer, partner, franchisee or representative of the other Party. Each Party specifically acknowledges that it does not have the authority to, and shall not, incur any obligations or responsibilities on behalf of the other Party. Notwithstanding anything to the contrary in this Agreement, each Party (and its officers, directors, agents, employees and members) shall not hold themselves out as employees, agents, representatives or franchisees of the other Party or enter into any agreements on such Party’s behalf.

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above.

AUGUSTA SPINCO CORPORATION

By:	/s/ Stephanie M. Kelly
Name: Stephanie M. Kelly
Title: Vice President and Secretary

WATERS CORPORATION

By:	/s/ Udit Batra
Name: Udit Batra
Title: President and Chief Executive Officer

BECTON DICKINSON, AND COMPANY

By:	/s/ Stephanie M. Kelly
Name: Stephanie M. Kelly
Title: Chief Securities and Governance Counsel, Corporate Secretary

[Signature Page to Intellectual Property Matters Agreement]